UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: December 12, 2005
(Date of earliest event reported)
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8550 Mosley Drive
Houston, Texas	77075-1180
(Address of Principal Executive Offices)	(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
Item 5.03 — Change in Fiscal Year
Item 9.01 —Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated December 13, 2005
Press Release dated December 14, 2005

Item 2.02 — Results of Operations and Financial Condition
On December 14, 2005, Powell Industries, Inc. (NASDAQ: POWL) held a conference call to discuss its fiscal 2005 fourth quarter and year ended October 31, 2005 results, as reflected in the attached press release dated December 14, 2005 released earlier that day. A replay of the Company’s audio webcast can be accessed through the “Investor Relations/Events” tab at www.powellind.com. The webcast contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that such forward-looking statements involve risks and uncertainties in that actual results may differ materially from those projected in the forward-looking statements. In the course of operations, the Company is subject to certain risk factors, including but not limited to competition and competitive pressures, sensitivity to general economic and industrial conditions, international political and economic risks, availability and price of raw materials and execution of business strategy. The information in this Current Report is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. Pursuant to general instruction B.2. of Form 8-K, the information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.
Item 5.03 — Change in Fiscal Year
On December 12, 2005, by unanimous consent, the Board of Directors of the Company resolved that effective November 1, 2005, the fiscal year of the Company beginning on that date shall end on September 30, 2006 and from and after that date the fiscal year of the Company shall be the period beginning on October 1 of each year and ending on September 30 of the following year with the quarterly periods in the year-ended September 30, 2006 being: First Quarter — November 1, 2005 through January 31, 2006; Second Quarter — February 1, 2006 through April 30, 2006; Third Quarter — May 1, 2006 through July 31, 2006; and Fourth Quarter — August 1, 2006 through September 30, 2006. The Company intends to file a transition report on Form 10-K to reflect the transition period of November 1, 2005 through September 30, 2006.
Item 9.01 —Exhibits
On December 13, 2005, the Company announced that it will change its fiscal year-end to September 30, from October 31, effective September 30, 2006. A copy of the press release announcing the change in fiscal year is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
On December 14, 2005, the Company announced results for its fiscal 2005 fourth quarter and year ended October 31, 2005. A copy of the press release announcing the results is attached hereto as Exhibit 99.2 and incorporated herein by this reference.
(c)	Exhibits:
Exhibit Number	Description

99.1	Press Release dated December 13, 2005

99.2	Press Release dated December 14, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: December 16, 2005	By: /s/ DON R. MADISON Don R. Madison Vice President Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press Release dated December 13, 2005

99.2	Press Release dated December 14, 2005